UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014 (July 21, 2014)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated July 22, 2014, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter June 30, 2014. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release. The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation of its Second Quarter 2014 Financial Results for the quarter ended June 30, 2014, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall not be considered filed for purposes of the Exchange Act. The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events.

Agreement to Acquire IMB Holdco LLC and OneWest Bank, N.A.

On July 22, 2014, the Company and OneWest Bank, N.A. (“OneWest Bank”) announced that CIT had entered into a definitive agreement and plan of merger, dated as of July 21, 2014, pursuant to which the Company will acquire IMB Holdco LLC, the parent company of OneWest Bank (the “Transaction”).  A copy of the joint press release containing the announcement is attached hereto as Exhibit 99.3.  In addition, the Company will be providing supplemental information regarding the Transaction in a presentation to analysts and investors.  The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.4.

Stock Repurchase

On July 21, 2014, the Board of Directors of the Company authorized the repurchase of up to an additional $500 million of its outstanding Common Stock through June 30, 2015. This authorization is in addition to the repurchase of $607 million of common stock that was previously authorized by the Board in January 2014 and April 2014, of which approximately $55 million is remaining. A copy of the press release, dated July 22, 2014, announcing the stock repurchase is attached as Exhibit 99.5.

Management will determine the timing and amount of any share repurchases under the share repurchase authorizations based on market conditions and other considerations. The repurchases may be effected in the open market, through derivative, accelerated repurchase and other negotiated transactions, and through plans designed to comply with Rule 10b5-1(c) under the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by CIT Group Inc. on July 22, 2014 reporting its financial results as of and for the quarter ended June 30, 2014.

99.2	Presentation by CIT Group Inc. on July 22, 2014 regarding its Second Quarter 2014 Financial Results.

99.3	Press release issued by CIT Group Inc. on July 22, 2014 reporting a definitive agreement and plan of merger to acquire IMB Holdco LLC, the parent company of OneWest Bank, N.A.

99.4	Presentation by CIT Group Inc. on July 22, 2014 regarding its proposed transaction to acquire IMB Holdco LLC, the parent company of OneWest Bank, N.A.

99.5	Press release issued by CIT Group Inc. on July 22, 2014 announcing an additional $500 million stock repurchase program through June 30, 2015.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto contain forward-looking statements within the meaning of applicable federal securities laws with respect to the planned acquisition of IMB Holdco LLC and its subsidiaries (“OneWest”), OneWest’s future performance, the expected costs to be incurred in connection with the acquisition, integration with CIT, and the impact of the transaction on CIT’s future performance.

Forward-looking statements are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially.

In addition, forward-looking statements in this Form 8-K and the Exhibits attached hereto are subject to certain risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business with CIT after closing, including the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all or are obtained subject to conditions that are not anticipated; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; difficulty and delays in integrating OneWest with CIT or fully realizing projected cost savings and other projected benefits of the transaction; business disruption during the pendency of or following the transaction; the inability to sustain revenue and earnings growth; changes in general economic conditions, including changes in interest rates and capital markets; changes in law or regulations; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction; and changes in asset quality and risk as a result of the transaction.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

We describe other risks that are applicable to our businesses generally that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission.  Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K and the Exhibits attached hereto. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President & Chief Financial Officer

Dated: July 22, 2014